Exhibit j(1)(i)

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Pilgrim Government Securities Income Fund, Inc.:

We consent to incorporation by reference in Pilgrim Government Securities Income Fund, Inc.'s Registration Statement on Form N-1A under the Securities Act of 1933 of our report dated August 4, 2000, on the statement of assets and liabilities, including the portfolio of investments, of the Pilgrim Government Securities Income Fund, Inc. as of June 30, 2000, the related statement of operations and changes in net assets, and financial highlights for the periods indicated therein, which report has been incorporated by reference into the statement of additional information.

We also consent to the reference to our firm under the heading "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information


                                               /s/ KPMG LLP

Los Angeles, California
October 27, 2000
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                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Pilgrim Growth & Income Fund, Inc.; Pilgrim GNMA Income Fund, Inc.; Pilgrim Global Corporate Leaders Fund, Inc.; Pilgrim International Fund, Inc.; Pilgrim Worldwide Emerging Markets Fund, Inc.; Pilgrim Global Technology Fund, Inc.; Pilgrim SmallCap Asia Growth Fund, Inc.; Pilgrim Troika Dialog Russia Fund, Inc.; Pilgrim Gold Fund, Inc.; Pilgrim Silver Fund, Inc.; and Pilgrim Global Income Fund:

We consent to incorporation by reference in Pilgrim Growth & Income Fund, Inc.'s; Pilgrim GNMA Income Fund, Inc.'s; Pilgrim Global Corporate Leaders Fund, Inc.'s; Pilgrim International Fund, Inc.'s; Pilgrim Worldwide Emerging Markets Fund, Inc.'s; Pilgrim Global Technology Fund, Inc.'s; Pilgrim SmallCap Asia Growth Fund, Inc.'s; Pilgrim Troika Dialog Russia Fund, Inc.'s; Pilgrim Gold Fund, Inc.'s; Pilgrim Silver Fund, Inc.'s; and Pilgrim Global Income Fund's Registration Statements on Form N-1A under the Securities Act of 1933 of our reports dated February 7, 2000, on the statement of assets and liabilities, including the portfolio of investments, of Pilgrim Growth & Income Fund, Inc.; Pilgrim GNMA Income Fund, Inc.; Pilgrim Global Corporate Leaders Fund, Inc.; Pilgrim International Fund, Inc.; Pilgrim Worldwide Emerging Markets Fund, Inc.; Pilgrim Global Technology Fund, Inc.; Pilgrim SmallCap Asia Growth Fund, Inc.; Pilgrim Troika Dialog Russia Fund, Inc.; Pilgrim Gold Fund, Inc.; Pilgrim Silver Fund, Inc.; and Pilgrim Global Income Fund as of December 31, 1999, the related statements of operations and changes in net assets, and financial highlights for the periods indicated therein, which reports have been incorporated by reference into the statement of additional information.

We also consent to the reference to our firm under the heading "Financial Highlights" in each prospectus and "Independent Auditors" in the statement of additional information


                                               /s/ KPMG LLP

Los Angeles, California
October 27, 2000